Exhibit 99.2

iret

# 1ST QUARTER FISCAL 2018

## Earnings Release & Supplemental Information

Supplemental Financial and Operating Data

Table of Contents

July  31, 2017

Company Background

First Quarter Fiscal 2018

We are a real estate investment trust (REIT) focused on the acquisition, development, redevelopment and management of multifamily communities located primarily in select growth markets throughout the Midwest. Our portfolio consists of multifamily and healthcare segments.

As of July  31, 2017, we held for investment a portfolio of 130 properties consisting of 88 multifamily properties, 29 healthcare properties, and 13 other commercial properties.    As of July  31, 2017, our common shares and Series B preferred shares were publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRETPRB, respectively).

Company Snapshot

(as of July  31, 2017)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily and Healthcare
Total Properties Held for Investment	130
Total Units Held for Investment
(multifamily properties)	13,076
Total Square Feet Held for Investment
(healthcare and other commercial properties)	2.6 million
Common Shares Outstanding (thousands)	120,587(1)
Limited Partnership Units Outstanding (thousands)	14,657
Common Share Distribution - Quarter/Annualized	$0.07/$0.28
Annualized Dividend Yield	4.5%
Total Capitalization (see p. S-12 for detail)	$1.8 billion
(1)	Common Shares and Limited Partnership Units outstanding as of September 5, 2017 were 120,586,875 and 14,633,687, respectively.

Investor Information

Board of Trustees

Jeffrey P. Caira	Trustee and Chair
John D. Stewart	Trustee, Vice Chair, and Chair of the Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey L. Miller	Trustee, Chair of the Nominating and Governance Committee
Michael T. Dance	Trustee, Chair of Capital Markets Committee
Terrance P. Maxwell	Trustee
John A. Schissel	Trustee
Mark O. Decker, Jr.	Trustee, President, Chief Executive Officer and Chief Investment Officer

Management

Mark O. Decker, Jr.	President, Chief Executive Officer and Chief Investment Officer; Trustee
John A. Kirchmann	Executive Vice President and Chief Financial Officer
Anne Olson	Executive Vice President, General Counsel and Secretary
Andrew Martin	Executive Vice President – Property Operations
Nancy B. Andersen	Senior Vice President and Principal Accounting Officer
Matthew M. Volpano	Senior Vice President – Capital Markets

Corporate Headquarters:	Investor Relations Contact:
1400 31st Avenue SW, Suite 60	Matthew Volpano
Post Office Box 1988	701-837-7104
Minot, North Dakota 58702-1988	IR@iret.com

Trading Symbol for Common Shares: IRET
Stock Exchange Listing: NYSE

Common Share Data (NYSE: IRET)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2016
High Closing Price	$6.72	$6.61	$7.20	$6.67	$6.63	$7.48
Low Closing Price	$5.64	$5.67	$5.81	$5.67	$6.01	$5.97
Average Closing Price	$6.07	$6.09	$6.65	$6.21	$6.35	$6.71
Closing Price at end of quarter	$6.22	$5.91	$6.44	$6.07	$6.62	$6.02
Common Share Distributions—annualized	$0.28	$0.28	$0.28	$0.52	$0.52	$0.52
Closing Dividend Yield - annualized	4.5%	4.7%	4.3%	8.6%	7.9%	8.6%
Closing common shares outstanding (thousands)	120,587	121,199	121,889	121,701	121,528	121,091
Closing limited partnership units outstanding (thousands)	14,657	15,617	16,034	16,229	16,285	16,285
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$841,218	$808,583	$888,224	$837,235	$912,322	$827,004

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which may be identified by the use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” “outlook” and similar expressions that do not relate to historical matters, specifically including our future plan and anticipated operating results, are based on our expectations, forecasts and assumptions at the time of this earnings release. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in such forward-looking statements.

Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: intentions and expectations regarding future distributions on common shares and units; changes in operating costs; fluctuations in interest rates; adverse capital and credit market conditions that might affect our access to various sources of capital and cost of capital; our ability to manage our current debt levels and repay or refinance its indebtedness upon maturity or other payment dates; our ability to maintain financial covenant compliance under its debt agreements; adequate insurance coverage; the effect of government regulation; delays or inability to obtain necessary governmental permits and authorizations; changes in general and local economic and real estate market conditions; changes in demand for our properties that may result in lower than expected occupancy and/or rental rates; ability to acquire quality properties in targeted markets; ability to successfully dispose of certain assets; competition for tenants from similar competing properties; ability to attract and retain skilled personnel; cyber-intrusion; abandonment of development or redevelopment opportunities for which we have already incurred costs; delays in completing development, redevelopment and/or lease up of properties and increased costs; ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2017 and subsequent quarterly reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

IRET

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands)

	7/31/2017	4/30/2017	1/31/2017	10/31/2016	7/31/2016
ASSETS
Real estate investments
Property owned	$1,744,252	$1,677,481	$1,685,823	$1,665,354	$1,667,442
Less accumulated depreciation	(368,769)	(340,417)	(334,875)	(321,790)	(319,087)
	1,375,483	1,337,064	1,350,948	1,343,564	1,348,355
Development in progress	—	—	11,531	20,921	27,454
Unimproved land	15,195	18,455	19,076	19,069	18,933
Total real estate investments	1,390,678	1,355,519	1,381,555	1,383,554	1,394,742
Assets held for sale and assets of discontinued operations	37,552	37,708	140,226	191,233	215,817
Cash and cash equivalents	23,801	28,819	56,999	68,729	54,438
Receivable arising from straight-lining of rents, net of allowance	7,992	7,822	7,839	7,660	7,683
Accounts receivable, net of allowance	2,184	2,600	3,878	9,815	3,018
Real estate deposits	—	23,659	—	1,370	—
Prepaid and other assets	2,125	3,131	4,060	3,496	2,265
Notes receivable	3,000	—	—	—	—
Intangible assets, net of accumulated amortization	1,249	658	731	842	1,172
Tax, insurance, and other escrow	4,285	5,050	5,724	4,786	4,752
Property and equipment, net of accumulated depreciation	836	901	915	928	977
Goodwill	1,572	1,572	1,645	1,645	1,680
Deferred charges and leasing costs, net of accumulated amortization	7,076	7,075	5,517	5,261	4,999
TOTAL ASSETS	$1,482,350	$1,474,514	$1,609,089	$1,679,319	$1,691,543

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$29,683	$30,062	$54,291	$69,326	$76,195
Accounts payable and accrued expenses	36,859	40,350	41,351	40,382	41,797
Revolving line of credit	125,900	57,050	157,000	47,500	17,500
Mortgages payable, net of loan costs	660,753	661,960	688,424	779,568	812,082
Construction debt and other	20,205	41,817	39,524	82,742	78,481
TOTAL LIABILITIES	873,400	831,239	980,590	1,019,518	1,026,055

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	7,010	7,181	7,300	8,585	7,468
EQUITY
IRET shareholders’ equity
Series A Preferred Shares of Beneficial Interest	—	—	—	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	912,625	916,121	921,735	920,759	922,698
Accumulated distributions in excess of net income	(488,535)	(466,541)	(486,015)	(489,356)	(482,264)
Total IRET shareholders’ equity	535,447	560,937	547,077	570,077	579,108
Noncontrolling interests – Operating Partnership	64,789	73,233	72,007	71,994	73,071
Noncontrolling interests – consolidated real estate entities	1,704	1,924	2,115	9,145	5,841
Total equity	601,940	636,094	621,199	651,216	658,020
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY	$1,482,350	$1,474,514	$1,609,089	$1,679,319	$1,691,543

IRET

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Three Months Ended
OPERATING RESULTS	7/31/2017		4/30/2017		1/31/2017		10/31/2016		7/31/2016
Real estate revenue	$52,735		$54,344		$51,174		$50,609		$49,611
Real estate expenses	24,250		22,355		22,793		21,573		21,634
Net operating income	28,485		31,989		28,381		29,036		27,977
Depreciation/amortization	(28,927)		(13,736)		(13,475)		(13,531)		(14,267)
Impairment of real estate investments	(256)		(2,875)		—		—		(54,153)
General and administrative expenses	(4,002)		(4,728)		(4,172)		(3,522)		(3,501)
Development pursuit and other write-offs	—		(3,224)		—		—		—
Interest expense	(9,295)		(9,457)		(10,680)		(10,626)		(10,364)
Loss on extinguishment of debt	(199)		(1,192)		(1,907)		—		—
Interest and other income	231		465		430		93		188
(Loss) income before income (loss) on sale of real estate and other investments and income (loss) from discontinued operations	(13,963)		(2,758)		(1,423)		1,450		(54,120)
Income (loss) on sale of real estate and other investments	124		7,409		2,437		(103)		8,958
(Loss) income from continuing operations	(13,839)		4,651		1,014		1,347		(45,162)
Income from discontinued operations	560		28,989		24,175		10,943		4,568
Net (loss) income	$(13,279)		$33,640		$25,189		$12,290		$(40,594)

Net loss (income) attributable to noncontrolling interest – Operating Partnership	1,644		(3,656)		(2,525)		(1,174)		3,296
Net loss attributable to noncontrolling interests – consolidated real estate entities	371		296		446		484		15,655
Net (loss) income attributable to IRET	(11,264)		30,280		23,110		11,600		(21,643)
Dividends to preferred shareholders	(2,286)		(2,286)		(2,503)		(2,878)		(2,879)
Redemption of Preferred Shares	—		—		(1,435)		—		—
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(13,550)		$27,994		$19,172		$8,722		$(24,522)

Per Share Data
(Loss) earnings per common share from continuing operations – IRET – basic & diluted	$(0.11)		$0.02		$(0.02)		$(0.01)		$(0.23)
Earnings per common share from discontinued operations – IRET – basic & diluted	—		0.21		0.18		0.08		0.03
Net (loss) income per common share – basic & diluted	$(0.11)		$0.23		$0.16		$0.07		$(0.20)

Percentage of Revenues
Real estate expenses	46.0%		41.1%		44.5%		42.6%		43.6%
Depreciation/amortization	54.9%		25.3%		26.3%		26.7%		28.8%
General and administrative expenses	7.6%		8.7%		8.1%		7.0%		7.0%
Interest	17.6%		17.4%		20.9%		21.0%		20.9%
Income from discontinued operations	1.1%		53.3%		47.2%		21.6%		9.2%
Net (loss) income	(25.2)%		61.9%		49.2%		24.3%		(81.8)%

Ratios
Adjusted EBITDA(1)/Interest expense	2.45	x	2.45	x	2.47	x	2.54	x	2.52	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.00	x	2.00	x	2.04	x	2.05	x	2.03	x

(1)	See Definitions on page S-21. Adjusted EBITDA is a non-GAAP measure; see page S-7 for a reconciliation of Adjusted EBITDA to net income.

IRET

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO

IRET TO FFO AND CORE FFO (unaudited)

(in thousands, except per share and unit data)

	Three Months Ended
	7/31/2017	4/30/2017	1/31/2017	10/31/2016	7/31/2016
Funds From Operations(1)
Net (loss) income attributable to IRET	$(11,264)	$30,280	$23,110	$11,600	$(21,643)
Less dividends to preferred shareholders	(2,286)	(2,286)	(2,503)	(2,878)	(2,879)
Less redemption of preferred shares	—	—	(1,435)	—	—
Net (loss) income available to common shareholders	(13,550)	27,994	19,172	8,722	(24,522)
Adjustments:
Noncontrolling interests – Operating Partnership	(1,644)	3,656	2,525	1,174	(3,296)
Depreciation and amortization of real property	28,119	13,222	12,933	12,971	13,437
Impairment of real estate investments attributable to IRET	256	2,875	—	—	39,189
Gain on depreciable property sales	(124)	(37,517)	(21,972)	(6,400)	(8,958)
FFO applicable to common shares and Units	$13,057	$10,230	$12,658	$16,467	$15,850

FFO per share and unit - basic and diluted	$0.10	$0.07	$0.09	$0.12	$0.12

Adjustments to Core FFO:
Lease termination fees	—	(3,244)	(7)	—	—
Straight-line rents	(66)	(174)	(292)	162	(697)
Non-real estate depreciation	77	78	69	69	88
Loss on extinguishment of debt	199	2,910	1,907	72	—
Redemption of Preferred Shares	—	—	1,435	—	—
Transition and severance costs	464	1,191	—	—	—
Development pursuit and other write-offs	—	3,224	—	—	—
Core FFO applicable to common shares and Units	$13,731	$14,215	$15,770	$16,770	$15,241

Core FFO per share and unit - basic and diluted	$0.10	$0.10	$0.11	$0.12	$0.11

Weighted average shares and units	135,549	136,952	137,375	137,418	137,402

(1)	See Definitions on page S-21.

IRET

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO

IRET TO ADJUSTED EARNINGS BEFORE INTEREST,

TAXES, DEPRECIATION, AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)

(in thousands)

	Three Months Ended
	7/31/2017	4/30/2017	1/31/2017	10/31/2016	7/31/2016
Adjusted EBITDA(1)
Net (loss) income attributable to IRET	$(11,264)	$30,280	$23,110	$11,600	$(21,643)
Adjustments:
Noncontrolling interests – Operating Partnership	(1,644)	3,656	2,525	1,174	(3,296)
Income before noncontrolling interests – Operating Partnership	(12,908)	33,936	25,635	12,774	(24,939)
Add:
Interest expense	9,703	10,303	11,880	12,021	11,738
Loss on extinguishment of debt	199	2,910	1,907	72	—
Depreciation/amortization related to real estate investments	28,215	13,280	12,983	13,014	13,497
Amortization related to real estate revenues(2)	—	20	21	27	27
Impairment of real estate investments attributable to IRET	256	2,875	—	—	39,190
Less:
Interest income	(564)	(557)	(816)	(600)	(572)
Gain on sale of real estate and other investments	(124)	(37,517)	(21,972)	(6,400)	(8,958)
Adjusted EBITDA	24,777	25,250	29,638	30,908	29,983

(1)	See Definitions on page S-21.
(2)	Included in real estate revenue in the Statement of Operations.

IRET

DEBT ANALYSIS

(in thousands)

Debt Maturity Schedule

Annual Expirations

Total Maturing Debt

	Future Maturities of Debt(1)

Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2)	% of Total Debt
2018	$5,574	$23,099	$28,673	3.86%	3.5%
2019	20,094	43,343	63,437	4.17%	7.7%
2020	104,779	32,265	137,044	5.59%	16.5%
2021	93,553	—	93,553	5.13%	11.2%
2022	120,858	1,681	122,539	5.17%	14.7%
2023	28,556	—	28,556	4.13%	3.4%
2024	50,937	—	50,937	4.02%	6.1%
2025	18,738	—	18,738	4.04%	2.2%
2026	54,973	—	54,973	3.74%	6.6%
2027	92,000	—	92,000	3.56%	11.1%
Thereafter	14,966	—	14,966	4.93%	1.8%
Total maturing debt	$605,028	$100,388	$705,416	4.62%	84.8%

Unsecured line of credit	—	125,900	125,900	2.98%	15.2%
Total debt	605,028	226,288	831,316	4.37%	100.0%

(1)	Includes mortgages on properties held for sale, construction debt, and line of credit.
(2)	Weighted average interest rate of debt that matures in fiscal year.

IRET

 DEBT ANALYSIS

(in thousands)

	7/31/2017	4/30/2017	1/31/2017	10/31/2016	7/31/2016
Debt Balances Outstanding(1)
Fixed rate	$605,028	$629,535	$658,224	$617,694	$635,251
Variable rate	100,388	99,445	81,314	226,891	249,169
Line of credit	125,900	57,050	157,000	47,500	17,500
Debt total	$831,316	$786,030	$896,538	$892,085	$901,920

Weighted Average Interest Rates Secured	4.62%	4.63%	4.71%	4.52%	4.54%
Line of Credit Rate	2.98%	2.74%	2.55%	4.75%	4.75%

(1)	Includes mortgages on properties held for sale.

IRET

DEBT DETAIL AS OF JULY  31, 2017

(in thousands)

Property	Maturity Date	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021	Thereafter	Total(1)

Multifamily
Evergreen II – Isanti, MN	11/1/2017	1,960	—	—	—	—	1,960
Ponds – Sartell, MN	11/1/2017	3,614	—	—	—	—	3,614
Monticello Crossings - Monticello, MN	5/4/2018	—	20,043	—	—	—	20,043
Homestead Gardens II - Rapid City, SD	6/1/2018	—	3,008	—	—	—	3,008
Cardinal Point - Grand Forks, ND	8/1/2018	—	23,300	—	—	—	23,300
Plaza - Minot, ND	8/1/2018	—	5,031	—	—	—	5,031
Greenfield - Omaha, NE	2/1/2019	—	3,437	—	—	—	3,437
Brooklyn Heights - Minot, ND(2)	4/1/2019	—	557	—	—	—	557
Colton Heights - Minot, ND(2)	4/1/2019	—	313	—	—	—	313
Pines - Minot, ND(2)	4/1/2019	—	89	—	—	—	89
Summit Park - Minot, ND(2)	4/1/2019	—	773	—	—	—	773
Terrace Heights - Minot, ND(2)	4/1/2019	—	129	—	—	—	129
Monticello Village - Monticello, MN	5/28/2019	—	—	2,843	—	—	2,843
Rimrock West - Billings, MT	9/1/2019	—	—	3,143	—	—	3,143
Rocky Meadows - Billings, MT	9/1/2019	—	—	4,873	—	—	4,873
Cimarron Hills - Omaha, NE	10/1/2019	—	—	4,539	—	—	4,539
Cottonwood - Bismarck, ND	10/1/2019	—	—	15,046	—	—	15,046
Forest Park - Grand Forks, ND	10/1/2019	—	—	7,236	—	—	7,236
Renaissance Heights I - Williston, ND	10/1/2019	—	—	23,267	—	—	23,267
Williston Garden - Williston, ND	10/30/2019	—	—	7,274	—	—	7,274
Williston Garden - Williston, ND	10/30/2019	—	—	203	—	—	203
Evergreen - Isanti, MN	11/1/2019	—	—	1,904	—	—	1,904
Pinehurst - Billings, MT	11/1/2019	—	—	110	—	—	110
Northridge - Bismarck, ND	12/1/2019	—	—	5,952	—	—	5,952
Castlerock - Billings, MT	1/1/2020	—	—	6,316	—	—	6,316
Thomasbrook - Lincoln, NE	1/1/2020	—	—	5,659	—	—	5,659
Westwood Park - Bismarck, ND	1/1/2020	—	—	1,870	—	—	1,870
Kirkwood Manor - Bismarck, ND	2/1/2020	—	—	3,130	—	—	3,130
Brookfield Village - Topeka, KS	3/1/2020	—	—	4,999	—	—	4,999
Crown Colony - Topeka, KS	4/1/2020	—	—	7,739	—	—	7,739
Mariposa - Topeka, KS	4/1/2020	—	—	2,801	—	—	2,801
Sherwood - Topeka, KS	4/1/2020	—	—	11,625	—	—	11,625
Deer Ridge	5/1/2020	—	—	—	11,419	—	11,419
Valley Park - Grand Forks, ND	6/1/2020	—	—	—	3,664	—	3,664
Country Meadows II - Billings, MT	10/1/2020	—	—	—	3,338	—	3,338
Olympic Village - Billings, MT	11/1/2020	—	—	—	10,102	—	10,102
Villa West Apartments - Topeka, KS	12/1/2020	—	—	—	11,678	—	11,678
Park Meadows - Waite Park, MN	1/1/2021	—	—	—	8,157	—	8,157
Sunset Trail - Rochester, MN	2/1/2021	—	—	—	7,695	—	7,695
Summary of Debt due after Fiscal 2021		—	—	—	—	344,785	344,785
Sub-Total Multifamily		$5,574	$56,680	$120,529	$56,053	$344,785	$583,621

Healthcare
Edgewood Vista – Hermantown I, MN(2)	8/28/2017	15,869	—	—	—	—	15,869
High Pointe Health Campus – Lake Elmo, MN	4/1/2018	7,230	—	—	—	—	7,230
Denfeld Clinic - Duluth, MN	8/1/2019	—	—	1,147	—	—	1,147
Gateway Clinic - Sandstone, MN	8/1/2019	—	—	664	—	—	664
Mariner Clinic - Superior, WI	8/1/2019	—	—	1,452	—	—	1,452
Pavilion I - Duluth, MN	8/1/2019	—	—	3,826	—	—	3,826
Pavilion II - Duluth, MN	8/1/2019	—	—	7,041	—	—	7,041

IRET

DEBT DETAIL AS OF JULY  31, 2017

(in thousands)

Property	Maturity Date	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021	Thereafter	Total (1)
Wells Clinic - Hibbing, MN	8/1/2019	—	—	1,013	—	—	1,013
Edina 6525 France SMC II - Edina, MN	12/1/2020	—	—	—	9,340	—	9,340
Edina 6545 France - 2nd Mtg/Parking Ramp - Edina, MN	12/1/2020	—	—	—	880	—	880
Edina 6545 France SMC I - Edina, MN	12/1/2020	—	—	—	27,280	—	27,280
Summary of Debt due after Fiscal 2021		—	—	—	—	35,574	35,574
Sub-Total Healthcare		$23,099	$—	$15,143	$37,500	$35,574	$111,316

Other
Plaza 16 – Minot, ND	8/1/2018	—	6,676	—	—	—	6,676
Lexington Commerce Center - Eagan, MN	2/1/2020	—	—	1,372	—	—	1,372
Summary of Debt due after Fiscal 2021		—	—	—	—	2,350	2,350
Sub-Total All Other		$—	$6,676	$1,372	$—	$2,350	$10,398

Total maturing debt		$28,673	$63,356	$137,044	$93,553	$382,709	$705,335

Unsecured line of credit	1/31/2021	—	—	—	125,900	—	125,900
Total debt		$28,673	$63,356	$137,044	$219,453	$382,709	$831,235

(1)	Totals are principal balances of mortgages, construction debt and line of credit as of July 31, 2017.
(2)	Property is classified as held for sale at July 31, 2017.

 IRET

CAPITAL ANALYSIS

(in thousands, except per share and unit amounts)

	Three Months Ended
	7/31/2017	4/30/2017	1/31/2017	10/31/2016	7/31/2016
Equity Capitalization
Common shares outstanding	120,587	121,199	121,889	121,701	121,528
Operating partnership (OP) units outstanding	14,657	15,617	16,034	16,229	16,285
Total common shares and OP units outstanding	135,244	136,816	137,923	137,930	137,813
Market price per common share (closing price at end of period)	$6.22	$5.91	$6.44	$6.07	$6.62
Equity capitalization-common shares and OP units	$841,218	$808,583	$888,224	$837,235	$912,322
Recorded book value of preferred shares	$111,357	$111,357	$111,357	$138,674	$138,674
Total equity capitalization	$952,575	$919,940	$999,581	$975,909	$1,050,996

Debt Capitalization
Total debt	$839,134	$793,827	$943,751	$982,486	$988,031
Total capitalization	$1,791,709	$1,713,767	$1,943,332	$1,958,395	$2,039,027

Total debt to total capitalization	0.47:1	0.46:1	0.49:1	0.50:1	0.48:1

	Three Months Ended
	7/31/2017		4/30/2017		1/31/2017		10/31/2016		7/31/2016
Earnings to fixed charges(1)	(2)		1.48	x	1.12	x	1.14	x	(5)
Earnings to combined fixed charges and preferred distributions(1)	(2)		1.21		(3)		(4)		(5)
Debt service coverage ratio(1)	1.75	x	1.69	x	1.67	x	1.66	x	1.62	x

Distribution Data
Common shares and units outstanding at record date	135,830		137,723		137,944		137,934		137,376
Total common distribution paid	$9,509		$9,641		$17,929		$17,931		$17,859
Common distribution per share and unit	$0.07		$0.07		$0.07		$0.13		$0.13
Payout ratio (FFO per share and unit basis)(1)	70.0%		100.0%		77.8%		108.3%		108.3%

(1)	Payout ratio (FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.
(2)

Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $13.4 million and $15.7 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives of $14.4 million in the three months ended July 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.10x and 0.90x, respectively, for the three months ended July 31, 2017.

(3)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million. The ratio of earnings to combined fixed charges and preferred distributions was .92x for the three months ended January 31, 2017.

(4)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million.  The ratio of earnings to combined fixed charges and preferred distributions was .92x for the three months ended October 31, 2016.

(5)

Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $29.6 million and $32.5 million, respectively. Excluding non-cash asset impairment charges of $54.2 million in the three months ended July 31, 2016, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 3.06x and 2.47x, respectively, for the three months ended July 31, 2016.

IRET

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended July 31, 2017
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$31,938	$10,808	$2,280	$—	$45,026
Non-same-store	6,492	570	647	—	7,709
Total	38,430	11,378	2,927	—	52,735

Real estate expenses(1)
Same-store	14,728	4,080	585	1,520	20,913
Non-same-store	2,737	205	208	187	3,337
Total	17,465	4,285	793	1,707	24,250

Net operating income (NOI)
Same-store	17,210	6,728	1,695	(1,520)	24,113
Non-same-store	3,755	365	439	(187)	4,372
Net operating income (loss)	$20,965	$7,093	$2,134	$(1,707)	$28,485

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(22,317)	$(3,630)	$(2,903)	$(77)	$(28,927)
Impairment of real estate investments	—	—	—	(256)	(256)
General and administrative expenses	—	—	—	(4,002)	(4,002)
Interest expense	(6,880)	(1,164)	(247)	(1,004)	(9,295)
Loss on debt extinguishment	(199)	—	—	—	(199)
Interest and other income	—	—	—	231	231
(Loss) income before gain on sale of real estate and other investments and income from discontinued operations	(8,431)	2,299	(1,016)	(6,815)	(13,963)
Gain on sale of real estate and other investments	—	—	108	16	124
(Loss) income from continuing operations	(8,431)	2,299	(908)	(6,799)	(13,839)
Income from discontinued operations	—	560	—	—	560
Net (loss) income	(8,431)	2,859	(908)	(6,799)	(13,279)
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	—	1,644	1,644
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	371	371
Net (loss) income attributable to IRET	(8,431)	2,859	(908)	(4,784)	(11,264)
Dividends to preferred shareholders	—	—	—	(2,286)	(2,286)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(8,431)	$2,859	$(908)	$(7,070)	$(13,550)

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

IRET

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended July 31, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$30,752	$10,605	$2,259	$—	$43,616
Non-same-store	4,290	936	769	—	5,995
Total	35,042	11,541	3,028	—	49,611

Real estate expenses(1)
Same-store	12,930	3,886	583	1,727	19,126
Non-same-store	1,949	306	142	111	2,508
Total	14,879	4,192	725	1,838	21,634

Net operating income (NOI)
Same-store	17,822	6,719	1,676	(1,727)	24,490
Non-same-store	2,341	630	627	(111)	3,487
Net operating income (loss)	$20,163	$7,349	$2,303	$(1,838)	$27,977

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(10,445)	$(2,828)	$(922)	$(72)	$(14,267)
Impairment of real estate investments	(51,401)	—	—	(2,752)	(54,153)
General and administrative expenses	—	—	—	(3,501)	(3,501)
Interest expense	(7,642)	(2,019)	(376)	(327)	(10,364)
Interest and other income	—	—	—	188	188
(Loss) income (loss) before gain (loss) on sale of real estate and other investments and income from discontinued operations	(49,325)	2,502	1,005	(8,302)	(54,120)
Gain (loss) gain on sale of real estate and other investments	—	—	8,982	(24)	8,958
(Loss) income from continuing operations	(49,325)	2,502	9,987	(8,326)	(45,162)
Income from discontinued operations	—	4,255	313	—	4,568
Net (loss) income	(49,325)	6,757	10,300	(8,326)	(40,594)
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	—	3,296	3,296
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	15,655	15,655
Net (loss) income attributable to IRET	(49,325)	6,757	10,300	10,625	(21,643)
Dividends to preferred shareholders	—	—	—	(2,879)	(2,879)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(49,325)	$6,757	$10,300	$7,746	$(24,522)

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

IRET

SAME-STORE MULTIFAMILY COMPARISON

			FY18Q1	FY18Q1	FY18Q1	1st Quarter Increase (Decrease) From Prior Year's 1st Quarter
		Physical	Weighted	% of	Average			Net	Average	Weighted
	Rentable	Occupancy	Average	Actual	Revenue			Operating	Rental	Average
Regions	Units	7/31/2017	Occupancy(1)	NOI	Per Unit(2)	Revenues	Expenses(3)	Income	Rate	Occupancy
Rochester, MN	1,775	92.4%	90.4%	21.2%	$1,279	3.9%	23.9%	(6.5)%	1.5%	2.4%
Omaha, NE	1,370	96.6%	95.3%	11.2%	$918	4.3%	5.3%	3.4%	5.1%	(0.9)%
Grand Forks, ND	1,303	94.5%	93.7%	10.4%	$918	0.3%	10.9%	(7.5)%	(0.9)%	1.2%
St. Cloud, MN	1,187	94.7%	92.9%	9.0%	$976	10.6%	14.3%	6.7%	10.4%	0.1%
Bismarck, ND	977	93.8%	92.8%	8.9%	$1,024	6.0%	23.3%	(4.9)%	0.3%	5.6%
Topeka, KS	1,042	97.8%	95.2%	7.9%	$823	6.5%	11.3%	3.0%	5.4%	1.2%
Minneapolis, MN	688	96.5%	95.5%	7.9%	$1,171	10.5%	0.9%	18.4%	8.1%	2.4%
Billings, MT	770	88.6%	87.4%	6.7%	$1,017	4.6%	9.9%	0.7%	8.6%	(4.1)%
Sioux Falls, SD	969	95.3%	94.2%	6.5%	$871	1.7%	11.9%	(7.6)%	4.3%	(2.5)%
Minot, ND	640	93.8%	95.1%	5.2%	$1,024	(3.5)%	26.6%	(23.3)%	(5.0)%	1.5%
Rapid City, SD	474	94.7%	94.1%	4.2%	$961	2.7%	4.6%	1.2%	6.1%	(3.4)%
Williston, ND	189	95.2%	86.2%	0.9%	$945	(22.2)%	26.0%	(54.7)%	(32.4)%	10.1%
Same-Store Totals	11,384	94.4%	92.9%	100.0%	$1,007	3.9%	13.9%	(3.4)%	2.7%	1.2%

			FY18Q1	FY18Q1	FY18Q1	1st Quarter Increase (Decrease) From 4th Quarter
		Physical	Weighted	% of	Average			Net	Average	Weighted
	Rentable	Occupancy	Average	Actual	Revenue			Operating	Rental	Average
Regions	Units	7/31/2017	Occupancy(1)	NOI	Per Unit(2)	Revenues	Expenses(3)	Income	Rate	Occupancy
Rochester, MN	1,775	92.4%	90.4%	21.2%	$1,279	2.7%	(0.8)%	5.2%	0.9%	1.8%
Omaha, NE	1,370	96.6%	95.3%	11.2%	$918	2.3%	7.1%	(1.5)%	2.0%	0.3%
Grand Forks, ND	1,303	94.5%	93.7%	10.4%	$918	2.4%	1.9%	2.8%	(0.9)%	3.2%
St. Cloud, MN	1,187	94.7%	92.9%	9.0%	$976	4.9%	13.2%	(2.8)%	2.4%	2.5%
Bismarck, ND	977	93.8%	92.8%	8.9%	$1,024	2.5%	9.1%	(2.3)%	0.1%	2.4%
Topeka, KS	1,042	97.8%	95.2%	7.9%	$823	2.2%	20.0%	(8.6)%	1.4%	0.8%
Minneapolis, MN	688	96.5%	95.5%	7.9%	$1,171	2.2%	2.8%	1.7%	2.2%	(0.1)%
Billings, MT	770	88.6%	87.4%	6.7%	$1,017	0.6%	4.7%	(2.4)%	3.2%	(2.6)%
Sioux Falls, SD	969	95.3%	94.2%	6.5%	$871	2.0%	10.9%	(6.4)%	1.8%	0.2%
Minot, ND	640	93.8%	95.1%	5.2%	$1,024	(0.7)%	3.5%	(4.8)%	(2.7)%	2.0%
Rapid City, SD	474	94.7%	94.1%	4.2%	$961	1.8%	13.5%	(5.7)%	2.3%	(0.5)%
Williston, ND	189	95.2%	86.2%	0.9%	$945	1.2%	(12.6)%	43.4%	(2.9)%	4.1%
Same-Store Totals	11,384	94.4%	92.9%	100.0%	$1,007	2.3%	6.1%	(0.8)%	1.0%	1.3%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.
(2)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.
(3)

Same-Store results by region do not include offsite costs associated with property management or casualty-related amounts, which increased by $80,000 and decreased $191,000, respectively, for FY18 Q1 as compared to FY17 Q1, and increased by $141,000 and $502,000, respectively, for FY18 Q1 as compared to FY17 Q4.

IRET

MULTIFAMILY SUMMARY(1)

	Three Months Ended
	07/31/17	04/30/17	01/31/17	10/31/16	07/31/16
Number of Units
Same-Store	11,384	10,512	10,513	10,513	10,840
Non-Same-Store	2,019	2,693	2,652	2,589	2,196
All Properties	13,403	13,205	13,165	13,102	13,036

Average Investment Per Unit
Same-Store	$87,876	$78,996	$78,499	$77,814	$77,371
Non-Same-Store	166,261	164,715	165,367	164,515	196,164
All Properties	$99,684	$96,485	$95,998	$94,946	$97,382

Average Scheduled Rent(2) per Unit
Same-Store	$954	$906	$902	$902	$888
Non-Same-Store	1,182	1,267	1,289	1,336	1,458
All Properties	$988	$980	$980	$988	$984

Average Revenue per Unit(3)
Same-Store	$1,007	$955	$941	$950	$928
Non-Same-Store	1,230	1,334	1,325	1,376	1,462
All Properties	$1,041	$1,032	$1,019	$1,035	$1,020

Occupancy
Same-Store	94.5%	94.2%	92.7%	92.9%	93.0%
Non-Same-Store	89.3%	88.8%	86.9%	84.4%	77.5%
All Properties	93.7%	93.1%	91.5%	91.2%	90.4%

Operating Expenses as a % of Scheduled Rent
Same-Store	49.7%	46.6%	47.7%	44.9%	47.0%
Non-Same-Store	40.8%	42.1%	39.2%	36.4%	31.2%
All Properties	48.1%	45.4%	45.5%	42.7%	43.0%

Capital Expenditures
Total Capital Expenditures(2) per Unit - Same-Store	$240	$281	$295	$296	$305

Value-Add Expenditures per Unit(4)	$—	$8,213	$10,224	$13,998	$8,102

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See definition of scheduled rent on page S-21. Average scheduled rent is scheduled rent divided by the total number of units.
(3)	Total revenues divided by the weighted average occupied units for the period.
(4)	Cost per unit represents the average amount spent on completed and in-progress units during the period and also includes common area redevelopment costs at properties in the value add program.

IRET

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Leasing Activity

The total leasing activity for our same-store healthcare properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended July 31, 2017 and 2016

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	—	12,140	39,905	20,084	39,905	32,224	92.5%	92.6%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Healthcare New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare properties:

Three Months Ended July  31, 2017 and 2016

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	—	12,140	n/a	15.0	n/a	$20.30	n/a	$55.15	n/a	$8.75

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

IRET

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare segment (square feet data in thousands):

Three Months Ended July  31, 2017 and 2016

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	39,905	20,084	72.2%	100.0%	6.8	3.3	3.3%	4.7%	$15.50	$4.11	$5.49	$2.51

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our healthcare properties, including square footage and annualized base rent for expiring leases, as of July  31, 2017.

			Percentage of Total	Annualized Base		Percentage of Total
		Square Footage of	Healthcare	Rent of Expiring	Average	Healthcare
Fiscal Year of Lease Expiration	# of Leases	Expiring Leases(2)	Leased Square Footage	Leases at Expiration(3)	Rental Rate	Annualized Base Rent
2018(1)	20	82,528	6.7%	$1,494,595	$16.09	5.6%
2019	18	72,644	5.9%	1,599,443	22.02	6.0%
2020	16	93,521	7.6%	1,936,684	20.71	7.2%
2021	20	95,575	7.8%	2,070,790	21.67	7.7%
2022	17	76,774	6.2%	1,414,135	18.42	5.3%
2023	15	73,750	6.0%	1,454,647	19.72	5.4%
2024	29	179,460	14.6%	4,194,579	23.37	15.6%
2025	6	77,579	6.3%	1,707,029	22.00	6.4%
2026	9	103,178	8.4%	1,802,959	17.47	6.7%
2027	12	157,842	12.9%	3,511,179	22.24	13.1%
Thereafter	14	216,299	17.6%	5,670,644	26.22	21.0%
Totals	176	1,229,150	100.0%	$26,856,684	$21.85	100.0%

(1)	Includes month-to-month leases. As of July 31, 2017, month-to-month leases accounted for 19,293 square feet.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 1,361 square feet of space occupied by us.
(3)	Annualized base rent is monthly scheduled rent as of July 2017, multiplied by 12.

IRET

10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)

as of July  31, 2017

		Average	% of Total		% of Aggregate
		Remaining	Commercial	Aggregate	Occupied
	Number of	Lease Term	Minimum	Rentable	Square
Tenant	Properties	in Months	Rents	Square Feet	Feet
Fairview Health Services	8	47	11.7%	239,203	8.8%
St. Luke's Hospital of Duluth, Inc.	5	103	8.5%	186,331	6.8%
Affiliates of Edgewood Vista	2	53	8.3%	279,834	10.2%
PrairieCare Medical LLC	2	117	7.4%	104,714	3.8%
Quality Manufacturing Corp	1	66	3.2%	427,798	15.6%
Children's Hospitals & Clinics	3	52	2.7%	54,378	2.0%
Allina Health	4	45	2.6%	53,132	1.9%
Noran Neurological Clinic	1	73	2.3%	38,506	1.4%
Amerada Hess	1	108	2.2%	50,610	1.8%
Obstetrics and Gynecology Asscociates, P.A.	3	154	2.0%	39,363	1.4%
Total/Weighted Average	30	68	50.9%	1,473,869	53.7%

(1)Annualized base rent is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

IRET

FISCAL 2018 ACQUISITIONS SUMMARY

as of July  31, 2017

(dollars in thousands)

Acquisitions

					Occupancy	Occupancy
			Acquisition	Square	At	At	Acquisition
Property	Location	Segment	Date	Feet/Units	Acquisition	7/31/17	Cost
Oxbo(1)	St. Paul, MN	Multifamily	May 26, 2017	191	29.3%	42.9%	$61,500

(1)	Property includes 11,477 sq ft of retail space.

Definitions

July 31, 2017

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Core funds from operations (Core FFO) is FFO as adjusted for non-routine items or items not considered core to our business operations as outlined in the table below. By further adjusting for items that are not considered part of our core business operations, we believe Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Debt to Annualized Adjusted EBITDA is total debt less cash and cash equivalents and real estate deposits as reported for the end of the quarter divided by Adjusted EBITDA as reported for the end of the quarter multiplied by 4.

Net Operating Income (NOI) is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

US GAAP – Accounting principles generally accepted in the United States of America.